UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 10, 2018

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported in the Current Report on Form 8-K filed by Monaker Group, Inc. (the “Company”) with the Securities and Exchange Commission (SEC) on June 22, 2018, the Company received a letter from The Nasdaq Stock Market (“Nasdaq”) dated June 19, 2018, notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(b) (the “Rule”) requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (subject to certain exceptions, none of which are met by the Company). Nasdaq gave the Company until July 3, 2018 to submit to Nasdaq a plan to regain compliance, which plan was submitted on July 2, 2018.

On August 10, 2018, Nasdaq notified the Company that it had granted the Company an extension to enable the Company to regain compliance with the Rule. Under the terms of the extension, the Company must, on or before October 20, 2018, complete a transaction or event to enable the Company to satisfy the stockholders’ equity requirement for continued listing with the Rule and evidence compliance by furnishing to the SEC and Nasdaq in a publicly available report detailing such actions to regain compliance.

As of the date of this report, the Company believes that it has entered into a transaction (namely the debt conversion agreement dated July 3, 2018, as disclosed in the Current Report on Form 8-K filed with the SEC on July 6, 2018) which should result in the Company’s compliance with the stockholders’ equity requirement for continued Nasdaq listing as provided in the Rule prior to October 20, 2018.

In the event that the Company does not satisfy the terms set forth in the extension, Nasdaq will provide written notification that the Company’s securities will be subject to delisting proceedings. At that time, the Company may appeal Nasdaq’s determination to a Listings Qualification Panel.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: August 14, 2018	By:	/s/ Omar Jimenez
		Name:	Omar Jimenez
		Title:	Chief Financial Officer